MERRILL LYNCH
HIGH INCOME
MUNICIPAL BOND
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Quarterly Report
November 30, 1997



Officers and Directors
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeny, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch High Income Municipal Bond Fund,
Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.




Merrill Lynch High Income
Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                             #11677 -- 11/97



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Merrill Lynch High Income Municipal Bond Fund, Inc.

DEAR SHAREHOLDER

For the three-month period ended November 30, 1997, Merrill Lynch High
Income Municipal Bond Fund, Inc. earned $0.157 per share income dividends, representing a net annualized yield of 5.51%, based on a month-end per share net asset value of $11.53. Over the same period, the Fund's total investment return was +3.07%, based on a change in per share net asset value from $11.34 to $11.53, and assuming reinvestment of $0.158 per share income dividends.

The Municipal Market Environment
During the three months ended November 30, 1997, long-term tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, declined slightly. On a weekly basis, bond yields were buffeted by alternating strong and weak indicators. The general financial environment has remained one of solid economic growth with few or no inflationary pressures. However, economic growth remained strong enough to suggest that the Federal Reserve Board (FRB) might soon be obligated to raise short-term interest rates. Such action would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. Over the last three months, long-term municipal bond yields have fallen approximately 15 basis points (0.15%) to 5.55%.

Similarly, long-term US Treasury bond yields generally drifted lower during most of the November quarter. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, yields on long-term US Treasury securities had declines similar to those experienced in the tax-exempt market. For the three-month period ended
November 30, 1997, US Treasury bond yields declined over 35 basis points to 6.05%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $120 billion in new long-term tax-exempt issues were underwritten, an increase of nearly 30% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have sustained municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 25% as compared to the November 30, 1996 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large issues have exerted.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Additionally, some decline in consumer spending can also be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. Additionally, municipal bond investors are expected to receive approximately $23 billion in January coupon payments, bond maturities and proceeds from early redemptions. Such assets should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately
90% at the end of November), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy
Perhaps the most noteworthy event affecting the Fund during the November quarter was a shift away from an emphasis on the healthcare industry, a move that the Fund's shareholders approved in October.
Since the Fund's inception, consistent with the policy as outlined in the Fund's prospectus, we have maintained a concentration in the healthcare sector amounting to 25% of net assets. However, a confluence of recent developments has forced a reassessment of this policy. For one, in recent years the financing needs of low investment-grade hospitals largely have been filled, limiting potential issuance. Moreover, as competition for business between the major bond insurers has heated up, an increasing number of issuers have taken advantage of relatively inexpensive insurance premiums and have come to market bearing some form of credit enhancement. As a result, the healthcare sector has become increasingly generic, affording few opportunities for the enhancement of total return within the context of the Fund's original investment policy. The general contraction in credit spreads has compounded matters further, as yields currently available on lower-rated healthcare bonds appear insufficient given the high level of risk and illiquidity so typical of this sector. This imbalance between risk and reward coupled with the lack of supply led us to reassess our investment policy.

Apart from the aforementioned policy change, the quarter ended
November 30, 1997 proved relatively uneventful as far as the composition and activity of the Fund were concerned. Approximately
$15.4 million in high-yield tax-exempt securities were purchased, bearing an average weighted yield of 6.06%. Looking ahead, we expect to gradually reallocate a portion of the Fund's assets invested in healthcare bonds toward other sectors. We expect this added flexibility to result in a more balanced portfolio, relatively free of the risks inherent in being overweighted in an industry whose debt we perceive to be overvalued. In our view, other sectors in the tax-exempt high-yield market currently offer greater value and, consequently, the potential to enhance the Fund's total return on an ongoing basis.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch High Income
Municipal Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/THEODORE R. JAECKEL JR.
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

/S/JOHN M. LOFFREDO
John M. Loffredo
Vice President and Portfolio Manager

December 30, 1997



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Merrill Lynch High Income Municipal Bond Fund, Inc.                                                            November 30, 1997

PROXY RESULTS

During the three-month period ended November 30, 1997, Merrill Lynch High Income Municipal Bond Fund, Inc. stockholders voted on the following proposals. The proposals were approved at the special shareholders' meeting on October 20, 1997.
The description of each proposal and number of shares voted are as follows:

                                                                                               Shares           Shares Withheld
                                                                                              Voted For           From Voting

1. To elect the Fund's Board of Directors:                Ronald W. Forbes                    18,129,776             318,158
                                                          Cynthia A. Montgomery               18,129,776             318,158
                                                          Charles C. Reilly                   18,129,776             318,158
                                                          Kevin A. Ryan                       18,129,776             318,158
                                                          Richard R. West                     18,129,776             318,158
                                                          Arthur Zeikel                       18,129,776             318,158


                                                                                       Shares       Shares Voted     Shares Voted
                                                                                      Voted For        Against          Abstain

2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors.                                                      17,821,590        56,139           570,204

3. To amend the Fund's fundamental investment restriction
   regarding the Fund's healthcare concentration policy.                              9,373,320       265,419           690,895




PORTFOLIO COMPOSITION

For the Quarter Ended November 30, 1997

Top Ten States*

New Jersey                                    11.35%
Pennsylvania                                  10.85
Texas                                          9.13
Massachusetts                                  7.39
Colorado                                       6.14
Illinois                                       6.10
Georgia                                        5.16
Arizona                                        4.52
Missouri                                       4.50
New York                                       4.29
                                           --------
Total Top Ten                                 69.43
Total Others                                  30.57
                                           --------
Total Portfolio                              100.00%
                                           ========

Net assets as of November 30, 1997 were $218,516,285.


[GRAPHIC PIE CHART OMITTED: QUALITY RATINGS]

Quality Ratings*
(Based on Nationally Recognized Rating Services)

AAA/Aaa -- 13%

A/A -- 3%

Other++ -- 1%

BBB/Baa -- 15%

B/B -- 11%

NR+ -- 41%

BB/Ba -- 16%


 * Based on total market value of the portfolio as of November 30, 1997. + Not Rated.
++ Temporary investments in short-term municipal securities.